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    Supplement to Prospectus Dated May 1, 2000 for Pacific Select Exec II-NY
         Flexible Premium Variable Life Insurance Policy (the "policy")
                    Issued by Pacific Life & Annuity Company

                          This supplement changes the prospectus to reflect the following:

                          -----------------------------------------------------
An overview of Pacific     Other Expenses
Select Exec II-NY:         The table also shows the fund expenses for each
Fees and expenses paid     portfolio based on expenses in 1999, adjusted to
by the Pacific Select      reflect recently reduced custody fees. To help
Fund: Other expenses       limit fund expenses, effective July 1, 2000 Pacific
is replaced.               Life has contractually agreed to waive all or part
                           of its investment advisory fees or otherwise reimburse each portfolio for operating expenses
                           (including organizational expenses, but not including advisory fees, additional costs associated with foreign investing and extraordinary expenses) that exceed an annual rate of 0.10% of its average daily net assets. Such waiver or reimbursement is subject to repayment to Pacific
                           Life to the extent such expenses fall below the 0.10% expense cap. For each portfolio, Pacific
                           Life's right to repayment is limited to amounts waived and/or reimbursed that exceed the new 0.10% expense cap, but do not exceed the previously established 0.25% expense cap. Any amounts repaid to Pacific Life will have the effect of increasing expenses of the portfolio, but not above the 0.10% expense cap. There is no guarantee that Pacific
                           Life will continue to cap expenses after December
                           31, 2001. In 1999, Pacific Life reimbursed the
                           Small-Cap Index Portfolio $96,949.


                    ----------------------------------------------------------------------
                                                                    Less
                                        Advisory Other    Total     adviser's     Total net
                    Portfolio           fee      expenses expenses+ reimbursement expenses
                    ------------------------------------------------------------------------
                                            As an annual % of average daily net assets
                    Aggressive Equity   0.80     0.04     0.84       --           0.84
                    Emerging
                     Markets/1/         1.10     0.19     1.29       --           1.29
                    Diversified
                     Research/2/        0.90     0.05     0.95       --           0.95
                    Small-Cap Equity    0.65     0.04     0.69       --           0.69
                    International
                     Large-Cap/2/       1.05     0.10     1.15       --           1.15
                    Equity              0.65     0.03     0.68       --           0.68
                    I-Net
                     Tollkeeper/2/      1.50     0.14     1.64      (0.04)        1.60
                    Multi-Strategy      0.65     0.04     0.69       --           0.69
                    Equity Income       0.65     0.04     0.69       --           0.69
                    Growth LT           0.75     0.03     0.78       --           0.78
                    Mid-Cap Value       0.85     0.07     0.92       --           0.92
                    Equity Index/3/     0.25     0.04     0.29       --           0.29
                    Small-Cap Index     0.50     0.30     0.80      (0.20)        0.60
                    REIT                1.10     0.15     1.25      (0.05)        1.20
                    International
                     Value              0.85     0.09     0.94       --           0.94
                    Government
                     Securities         0.60     0.05     0.65       --           0.65
                    Managed Bond/1/     0.60     0.05     0.65       --           0.65
                    Money Market/1/     0.35     0.04     0.39       --           0.39
                    High Yield Bond/1/
                                        0.60     0.05     0.65       --           0.65
                    Large-Cap Value     0.85     0.08     0.93       --           0.93

                    ----------------------------------------------------------------------

                           /1/ Total adjusted net expenses for these
                               portfolios in 1999, after deduction of an
                               offset for custodian credits were: 1.28% for
                               Emerging Markets Portfolio, 0.64% for Managed Bond Portfolio, 0.38% for Money Market Portfolio, and 0.64% for High Yield Bond Portfolio.
                           /2/ Expenses are estimated. There were no actual
                               advisory fees or expenses for these portfolios in 1999 because the portfolios started after December 31, 1999.
                           /3/ Total adjusted net expenses for the Equity
                               Index Portfolio in 1999, after deduction of an offset for custodian credits, were 0.28%. The advisory fee for the portfolio has also been adjusted to reflect the advisory fee increase effective January 1, 2000. The actual advisory fee and total adjusted net expenses for this portfolio in 1999, after deduction of an offset for custodian credits, were 0.16% and 0.19%, respectively.
                           +   The fund has adopted a brokerage enhancement
                               12b-1 plan, under which brokerage transactions may be placed with broker-dealers in return for credits, cash, or other compensation that may be used to help promote distribution of fund
                               shares. There are no fees or charges to any
                               portfolio under this plan, although the fund's distributor may defray expenses of up to approximately $300,000 for the year 2000, which it might otherwise incur for distribution. If such defrayed amount were considered a fund expense, it would represent approximately
                               .0023% or less of any portfolio's average daily net assets.
                          -----------------------------------------------------
Telephone
authorizations             You may enroll in or give instructions regarding
                           the dollar cost averaging program or portfolio
for the transfer           rebalancing program by telephone if we have your
programs                   completed telephone authorization form on file.
Supplement dated
August 28, 2000